ASSIGNMENT


          FOR VALUE RECEIVED, the receipt and adequacy of which are hereby acknowledged, VIZACOM INC., a Delaware corporation (the "Pledgor") hereby sells, assigns, transfers and grants a security interest in favor of JPMORGAN CHASE BANK, a New York state-chartered banking corporation (hereinafter "JPMorgan"), its successors and assigns, in and to all of its right, title and interest in the promissory note dated March 31, 2001 made by Serif Inc., a Delaware corporation (the "Obligor") in favor of the Pledgor in the original principal amount of $987,500 (the "Note") together with all payments due and to become due under the Note and all documents executed in connection therewith, including, without limitation, guaranties, security agreements, UCC-1 financing statements and other rights, powers, obligations and remedies of the Pledgor under the Note, hereby granting full power to JPMorgan to take all legal or other proceedings which the Pledgor could have taken but for this Assignment.

          The Pledgor agrees to execute and deliver any and all other papers or documents which are reasonably necessary to carry out the purposes hereof, or to facilitate the collection of the Note including, without limitation, delivery of the original Note to JPMorgan immediately upon the execution hereof.

          The Pledgor represents and warrants (1) that it has title to the Note, free and clear of all liens and encumbrances except for the security interests of SpaceLogix, Inc., Kaufman & Moomjian, LLC and David N. Salav and Vincent DiSpigno (collectively, "Junior Creditors"), all of which are junior to the security interest of JPMorgan, (2) that, as of October 31, 2001, there remains $769,976.93 principal due thereunder together with accrued interest of $0 at 10% per annum, (3) it has full power and authority to execute, deliver and perform this Assignment and all necessary corporate action to authorize the execution, delivery and performance of this Assignment has been taken, (4) it has not materially altered the Note and (5) it has no knowledge of any claims or defenses against payment of the Note. The Junior Creditors shall execute a subordination of lien with respect to the Note in favor of JPMorgan that is acceptable to JPMorgan.

          The Pledgor agrees to cause the payments due under the Note to be made directly to JPMorgan at 395 North Service Road, Melville, NY 11747,
Attention: Christopher Zimmerman, Vice President, commencing March 1, 2002 or earlier, but only upon prior written notice from JPMorgan that there has been a default by PWR Systems, Inc. ("PWR") in respect of PWR's obligations to JPMorgan including, without limitation, the failure to complete its contemplated private placement. Accordingly, the Pledgor shall execute and deliver to the Obligor an irrevocable letter of direction authorizing the Obligor to make such payments directly to JPMorgan. The Pledgor and PWR further agree that if such payments are not made directly to JPMorgan by the Obligor for any reason, then JPMorgan is hereby authorized to debit any of the Pledgor's and/or PWR's deposit accounts at JPMorgan for those payments that are due commencing March 1, 2002.

          This Assignment shall be binding upon the parties hereto and their respective successors and assigns.

          This  Assignment  shall  be  construed  in  accordance  with  and   be
governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed and delivered this Agreement effective as of November ___, 2001.
                                       VIZACOM INC.


                                       By:        /s/ Vincent DiSpigno
                                          ------------------------------------
                                          Title:   President

ACKNOWLEDGED AND AGREED:

PWR SYSTEMS, INC.


By:        /s/ Vincent DiSpigno
   --------------------------------
   Title:   CEO

Address for Notices:

PWR Systems
-----------------------------------
3512 Veterans Memorial Highway
-----------------------------------
Bohemia, New York  11716
-----------------------------------
Fax:  631-981-0099
    -------------------------------
Telephone:  631-981-5500
          -------------------------


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